[LOGO OF LINCOLN FINANCIAL GROUP]












                                                       Lincoln National
                                                       Money Market Fund, Inc.
                                                       Annual Report
                                                       December 31, 1999

Lincoln National Money Market Fund, Inc.



Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National Money Market Fund, Inc.


Managed by:    [LOGO OF LINCOLN FINANCIAL GROUP]

The fund had a return of 4.6% for the 1999 fiscal year while its benchmark, the Salomon Brothers 90 day T-Bill Index*, returned 4.7% for the same period.

With improving foreign economies coupled with strong domestic economic growth, the central bank raised short-term interest rates three times in 1999 for a total of 0.75%. The three interest-rate increases were mostly intended to undo the rate cuts it made last year in the wake of a financial market crisis caused by Russia's devaluing the ruble and defaulting on its debt. The last rate hike of the year was on November 16 when the rate was increased 0.25% to 5.50%. As expected by the market, due to Y2K concerns and market liquidity, the Fed Funds target was maintained at 5.50% for the remainder of the year.

The fourth quarter presented some interesting market dynamics as companies were willing to pay up to get their borrowing completed early. Many investors also maintained a sizable overnight cash position in preparation for unforeseen liquidity needs. With so much cash rolling overnight, the Fed Funds rate traded well below its target during December, 5.30% vs. 5.50%. During the last few days of the year product dried up and we saw overnight investments as low as 2.00%, the exact opposite of what normally occurs at year-end.

Jil Schoeff Lindholm






Results represent past performance and should not be considered representative of future results. Source of comparison data: Federal Reserve statistical release


* Salomon Brothers 90 Day T-Bill Index - Measures the return on short term securities. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.


                              Money Market Fund  1

Lincoln National
Money Market Fund, Inc.

Statement of Net Assets
December 31, 1999

Investments:

                                              Par               Market
Money Market Instruments:                     Amount            Value
-----------------------------------------------------------------------------
Automobile & Auto Parts: 12.9%
-----------------------------------------------------------------------------
Daimler Chrysler North America
5.82% 3/31/00                                 $10,000,000       $ 9,854,500
General Motors Acceptance Corporation
5.93% 2/17/00                                   6,700,000         6,648,130
5.84% 2/25/00                                   3,502,000         3,470,754
Volkswagen of America
5.92% 1/18/00                                   3,294,000         3,284,791
5.72% 1/31/00                                   7,000,000         6,966,633
-----------------------------------------------------------------------------
                                                                 30,224,808
Banking, Finance & Insurance: 69.4%
-----------------------------------------------------------------------------
American Express Centurion
5.17% 5/8/00                                    7,500,000         7,500,000
American Honda Finance
5.94% 1/24/00                                   6,900,000         6,900,000
Associates Corporation NA
4.00% 1/3/00                                    6,400,000         6,400,000
Bank of Scotland
5.97% 6/1/00                                    5,000,000         5,000,000
Citicorp Medium Term Note Series F
6.51% 8/2/00                                   10,000,000         9,998,197
Equitable Life Assurance Society
6.25% 3/20/00                                   3,000,000         3,000,000
6.23% 3/20/00                                   7,000,000         7,000,000
General Electric Capital Corporation
6.40% 2/2/00                                     6,000,00         5,965,867
General Electric Capital Corporation
Series MTNA
5.84% 3/30/00                                   5,000,000         4,996,810
General Electric Company
4.43% 1/3/00                                    7,000,000         7,000,000
GTE Funding
6.28% 2/16/00                                   7,600,000         7,539,014
International Lease Finance
5.80% 2/23/00                                   10,000,00         9,914,611
Marsh USA
5.75% 6/16/00                                   2,000,000         1,946,653
5.52% 4/25/00                                   8,000,000         7,858,934
Merrill Lynch
5.85% 3/13/00                                  10,000,000         9,883,000
M & I Bank Southern Wisconsin
6.36% 10/26/00                                 10,000,000        10,000,000
Moat Funding
6.32% 1/14/00                                   4,000,000         3,990,871
6.25% 1/14/00                                   6,000,000         5,986,458
Morgan (J.P.)
6.04% 2/8/00                                   10,000,000         9,936,244
PNC Bank
5.35% 7/12/00                                  10,000,000         9,992,119
Prudential Insurance Company of America
6.15% 5/1/00                                   10,000,000        10,000,000
US Bancorp
6.46% 6/21/00                                   8,000,000         8,000,000
Wilmington Trust
6.00% 8/23/00                                   4,000,000         4,000,000
-----------------------------------------------------------------------------
                                                                162,808,778
Leisure, Lodging & Entertainment: 1.2%
-----------------------------------------------------------------------------
Disney
5.86% 1/26/00                                   3,000,000         2,987,792
-----------------------------------------------------------------------------

Telecommunications: 16.2%
-----------------------------------------------------------------------------
Alltel
5.65% 1/28/00                                   5,100,000         5,100,000
5.60% 1/31/00                                   5,000,000         5,000,000
AT & T
6.14% 7/13/00                                   8,000,000         7,998,299

                                              Par              Market
Telecommunications (Cont.)                    Amount           Value
-----------------------------------------------------------------------------
Motorola
5.82% 2/14/00                                 $10,000,000      $  9,928,867
Southern California Edison
6.58% 10/25/00                                 10,000,000        10,000,000
-----------------------------------------------------------------------------
                                                                 38,027,166

Total Money Market Instruments: 99.7%
(Cost $234,048,544)                                             234,048,544
-----------------------------------------------------------------------------
Other Assets over Liabilities: 0.3%                                 627,469
-----------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $10.000 per share
based on 23,467,601 shares issued
and outstanding)                                               $234,676,013
-----------------------------------------------------------------------------

Components of Net Assets at December 31, 1999:
Common Stock, par value $.01 per share,
50,000,000 authorized shares                                   $    234,676
Paid in capital in excess of par value
 of shares issued                                               234,441,337
-----------------------------------------------------------------------------

Total Net Assets                                               $234,676,013
-----------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund  2

Lincoln National Money Market Fund, Inc.

Statement of Operations

Year ended December 31, 1999


Investment income:
 Interest                                                         $ 9,449,340
-----------------------------------------------------------------------------
  Total investment income                                           9,449,340
-----------------------------------------------------------------------------

Expenses:
 Management fees                                                      859,855
-----------------------------------------------------------------------------
 Accounting fees                                                       96,048
-----------------------------------------------------------------------------
 Printing and postage                                                  46,700
-----------------------------------------------------------------------------
 Custody fees                                                          14,602
-----------------------------------------------------------------------------
 Directors fees                                                         4,200
-----------------------------------------------------------------------------
 Other                                                                 40,269
-----------------------------------------------------------------------------
                                                                    1,061,674
-----------------------------------------------------------------------------
 Less expenses paid indirectly                                         (7,097)
-----------------------------------------------------------------------------
  Total expenses                                                    1,054,577
-----------------------------------------------------------------------------
Net investment income                                               8,394,763
-----------------------------------------------------------------------------

Net realized gain on investment transactions:
 Net realized gain on:
    Investment transactions                                               814
-----------------------------------------------------------------------------
 Net realized gain on investment transactions                             814
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                          $8,395,577
-----------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                Year ended       Year ended
                                                12/31/99         12/31/98
Changes from operations:
 Net investment income                          $  8,394,763     $  5,350,196
-----------------------------------------------------------------------------
 Net realized gain on investment transactions            814            2,902
-----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                          8,395,577        5,353,098
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                            (8,395,577)      (5,353,098)
-----------------------------------------------------------------------------
  Total distributions to shareholders             (8,395,577)      (5,353,098)
-----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         97,614,208       47,835,173
-----------------------------------------------------------------------------
  Total increase in net assets                    97,614,208       47,835,173
-----------------------------------------------------------------------------
Net Assets, at beginning of year                 137,061,805       89,226,632
-----------------------------------------------------------------------------
Net Assets, at end of year                      $234,676,013     $137,061,805
-----------------------------------------------------------------------------

See accompanying notes to financial statements.

                              Money Market Fund  3

Lincoln National Money Market Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                         Year ended December 31,
                                         1999       1998      1997      1996      1995
                                         --------------------------------------------------
Net asset value, beginning of year       $ 10.000   $10.000   $10.000   $10.000   $10.000

Income from investment operations:
   Net investment income                    0.468     0.497     0.501     0.505     0.570
                                         --------------------------------------------------
   Total from investment operations         0.468     0.497     0.501     0.505     0.570
                                         --------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income    (0.468)   (0.497)   (0.501)   (0.505)   (0.570)
                                         --------------------------------------------------
Total dividends and distributions          (0.468)   (0.497)   (0.501)   (0.505)   (0.570)
                                         --------------------------------------------------
Net asset value, end of year             $ 10.000  $ 10.000   $10.000   $10.000   $10.000
                                         --------------------------------------------------

Total Return                                 4.62%     5.10%     5.13%     5.07%     5.67%

Ratios and supplemental data:
   Ratio of expenses to average net assets   0.59%     0.58%     0.59%     0.57%     0.52%
   Ratio of net investment income
       to average net assets                 4.68%     4.97%     5.01%     5.07%     5.67%
   Net assets, end of year (000 omitted) $234,676  $137,062   $89,227   $90,358   $75,319


See accompanying notes to financial statements.

                              Money Market Fund  4

Lincoln National Money Market Fund, Inc.

Notes to Financial Statements

December 31, 1999

The Fund: Lincoln National Money Market Fund, Inc. (the "Fund") is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products. The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.

1. Significant Accounting Policies

Security Valuation: Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1999, the custodial fees offset arrangements amounted to $7,097.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes.

4. Credit and Market Risks

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 69.4% of net assets at December 31, 1999. The ability of these entities to meet their

                              Money Market Fund  5
obligations may be affected by economic conditions related to the industry.

5. Summary of Changes From Capital Share Transactions

                                                    Shares Issued Upon                                    Net Increase
                       Capital                      Reinvestment of        Capital Shares                 Resulting From Capital
                       Shares Sold                  Dividends              Redeemed                       Share Transactions
                       ----------------------------------------------------------------------------------------------------------
                       Shares        Amount         Shares   Amount        Shares        Amount           Shares   Amount
                       ----------------------------------------------------------------------------------------------------------
Year ended
  December 31, 1999:   36,689,072    $366,890,725   839,558  $8,395,577    (27,767,209)  ($277,672,094)   9,761,421   $97,614,208
Year ended
  December 31, 1998:   11,286,351    112,863,514    535,310  5,353,098      (7,038,144)    (70,381,439)   4,783,517    47,835,173

6. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income daily. Distributions of net realized gains, if any, are declared and distributed annually.


                              Money Market Fund  6

Lincoln National Money Market Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Money Market Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Money Market Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Money Market Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 4, 2000



                              Money Market Fund  7